UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                             ----------------------
                                 FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------


                Date of Report (Date of earliest event reported):
                                December 12, 1997


                                 USX Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                  15219-4776
---------------------------------------           ---------
(Address of principal executive offices)          (Zip Code)

                               (412) 433-1121
                        ------------------------------
                        (Registrant's telephone number,
                          including area code)

Item 5.   Other Events

On December 12, 1997, representatives of USX Corporation, Marathon Oil, and Ashland signed definitive agreements that will formally create Marathon Ashland Petroleum LLC. Marathon has a 62 percent interest and Ashland a 38 percent interest in the new company which is expected to commence operations following closing, which is scheduled for January 1, 1998. A copy of the press release is filed herewith as an exhibit.

Item 7.   Financial Statements and Exhibits

          (c)   Exhibits

               99.)  Press Release





                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   s/ Kenneth L. Matheny
     -----------------------
     Kenneth L. Matheny
     Vice President & Comptroller

Dated:  December 16, 1997